UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2019

Lantronix, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16027	33-0362767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7535 Irvine Center Drive, Suite 100 Irvine, California 92618
(Address of Principal Executive Offices, including zip code)

Registrant’s telephone number, including area code: (949) 453-3990

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	LTRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

(a)       Lantronix, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on November 5, 2019.

(b)       At the Annual Meeting, the Company’s stockholders (a) elected seven nominees, Paul Pickle, Bernhard Bruscha, Bruce C. Edwards, Margaret A. Evashenk, Paul F. Folino, Martin Hale, Jr. and Hoshi Printer, to the Board of Directors of the Company to serve until the Company’s 2020 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified (“Election of Directors”), (b) ratified the appointment of Squar Milner LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2020 (“Auditor Ratification”), (c) approved, on an advisory basis, the compensation of the Company’s named executive officers as set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 2, 2019 (“Advisory Compensation Vote”), and (d) approved, on an advisory basis, a one-year frequency for future advisory votes on named executive officer compensation (“Advisory Frequency Vote”). Set forth below are the final voting tallies for the Annual Meeting:

Election of Directors

	For	Against	Abstain	Broker Non-Votes
Paul Pickle	6,627,495	61,710	85,469	9,763,952
Bernhard Bruscha	6,521,606	215,849	37,219	9,763,952
Bruce C. Edwards	6,664,480	24,975	85,219	9,763,952
Margaret A. Evashenk	6,688,080	1,875	84,719	9,763,952
Paul F. Folino	6,599,514	137,941	37,219	9,763,952
Martin Hale, Jr.	6,675,791	13,664	85,219	9,763,952
Hoshi Printer	6,506,987	182,484	85,203	9,763,952

Auditor Ratification

For	Against	Abstain
16,315,152	18,885	204,589

Advisory Compensation Vote

For	Against	Abstain	Broker Non-Votes
6,007,291	522,137	245,246	9,763,952

Advisory Frequency Vote

1 Year	2 Years	3 Years	Abstain
5,941,839	27,808	787,230	17,797

(d)        On November 5, 2019, following the Annual Meeting, the Company’s Board of Directors agreed that an advisory vote on named executive officer compensation would be held annually until the next required vote on the frequency of such votes.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTRONIX, INC.

November 12, 2019	/s/ Jeremy Whitaker
Jeremy Whitaker
Chief Financial Officer

3